Rule 497(e)
Registration No. 333-71424
1940 Act File No. 811-10531

NICHOLAS FAMILY OF FUNDS, INC.

SUPPLEMENT DATED FEBRUARY 17, 2009
TO THE PROSPECTUS DATED APRIL 30, 2008
OF

Nicholas Liberty Fund

THIS SUPPLEMENT UPDATES THE PROSPECTUS
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas Liberty Fund (the "Fund"), a series portfolio of Nicholas Family of Funds, Inc. (the "Nicholas Family of Funds").

At a meeting held on February 6, 2009, the Board of Directors of the Fund (the "Board") approved a Plan of Liquidation and Dissolution (the "Plan") of the Fund, the sole series of Nicholas Family of Funds, pursuant to which the assets of the Fund will be liquidated and the cash proceeds distributed on a pro rata basis to shareholders. The liquidation of the Fund is expected to occur during the second quarter of 2009 (the effective date of the liquidation, the "Liquidation Date"), however, shareholders of the Fund may redeem their shares at any time in accordance with the Fund's prospectus.

Suspension of Sales. The Fund is closed to new investors and to additional purchases by existing shareholders.

Redemption of Shares. To facilitate the liquidation, the Fund may depart from its stated investment objective in order to meet shareholder redemption requests prior to the Liquidation Date.  Pursuant to the Plan, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the close of business on the Liquidation Date, will have their shares redeemed in cash and will receive a check representing the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. For retirement accounts, the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date may be rolled over into the Nicholas Money Market Fund, Inc.

Investment Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in accordance with the methods provided in the Fund's prospectus. Shareholders may also exchange their shares of the Fund for shares of other available Nicholas funds at net asset value.

In most instances, redemptions of shares in connection with the liquidation of the Fund will be a taxable event for shareholders.  Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.